Exhibit 99.1

   Synlogic   DESIGNED FOR LIFE  2019 Wedbush PacGrow Healthcare ConferenceScott Plevy, MD, Chief Scientific OfficerAugust 13, 2019

 Forward Looking Statements  This presentation contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation regarding strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this presentation, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants may identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, the approach we are taking to discover and develop novel therapeutics using synthetic biology; statements regarding the potential of our platform to develop therapeutics to address a wide range of diseases, including: inborn errors of metabolism, liver disease, inflammatory and immune disorders, and cancer; the future clinical development of Synthetic Biotic medicines; the potential of our technology to treat hyperammonemia and phenylketonuria; the expected timing of our anticipated clinical trial initiations; the benefit of orphan drug and fast track status; the adequacy of our capital to support our future operations and our ability to successfully initiate and complete clinical trials; the results of our collaborations; and the difficulty in predicting the time and cost of development of our product candidates. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the uncertainties inherent in the preclinical development process; our ability to protect our intellectual property rights; and legislative, regulatory, political and economic developments, as well as those risks identified under the heading “Risk Factors” in our filings with the SEC. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in our Annual Report on Form 10-Q filed with the SEC on August 8, 2019. The forward-looking statements contained in this presentation reflect our current views with respect to future events. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our view as of any date subsequent to the date hereof.

 Harnessing nature and technology to create LIVING medicines designed to significantly improve patients’ LIVES   Synthetic BioticTM Medicines Designed For Life

Synthetic Biotic™ Medicines
A Novel Class of Engineered Living Medicines

SYNTHETIC

- Designed genetic circuits to execute biological functions
- Degradation of disease-causing metabolites
- Production of therapeutic molecules

BIOTIC

- Bacterial chassis
- Non-pathogenic
- Amenable to genetic manipulation

PATHWAYS, COMBINATIONS, BIOMARKERS

PROGRAMMABLE POTENCY AND CONTROL

LOCAL ACTIVITY, REDUCED SYSTEMIC TOXICITY



synlogic

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   Synthetic Biotic Portfolio: Breadth and Potential  Initial Applications Designed to Target Different Sites of Action in Metabolic and Immunomodulatory Diseases  Oral Administration  IMMUNOMODULATION  METABOLIC DISEASES  Immuno-Oncology  Inflammatory and Autoimmune  Small or Large Intestine  “Cold” Solid Tumors  Small or Large Intestine  Rare MetabolicDisease  BroadMetabolicDisease

Investing in Development of a Robust Pipeline for a Range of Diseases

	Research	IND-Enabling Studies	Phase 1	Phase 2
Hyperammonemia – Urea Cycle Disorder	SYNB1020			
Phenylketonuria	SYNB1618			
Additional Rare Metabolic Diseases				
Hyperammonemia – Hepatic Encephalopathy (HE)	SYNB1020			
Inflammatory Bowel Disease	abbvie			
Immuno-Oncology Solid Tumors	SYNB1891			
Additional Oncology Applications				

Rare Metabolic Diseases
Broad Metabolic Disease
Immunomodulation

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 © 2019 SYNLOGIC. ALL RIGHTS RESERVED. | 7      Metabolic Disease Pipeline

SYNB1020 for Hyperammonemia Indications

Characterized by Systemic Ammonia Accumulation

HEPATIC ENCEPHALOPATHY (HE)

Neuropsychiatric complication in patients with end-stage liver disease (cirrhosis)
- Liver dysfunction leads to ammonia accumulation
- Toxic to brain, leading to HE crisis & hospitalization

Patients:
- 165,000 diagnosed overt patients in US
- Up to 70% of patients with cirrhosis characterized as covert (subclinical)

Treatment:
- Lactulose: laxative with significant side effects
- Rifaximin: reduction in overt HE recurrence

Target Profile to Address Unmet Need:
- Reduce episodes of hospitalization
- Improve cognitive outcomes, Quality of Life

UREA CYCLE DISORDERS (UCD)

Genetic defects in Urea Cycle
- Deficiency in one of the six enzymes
- Nitrogen accumulates as toxic ammonia leading to metabolic crisis

Patients:
- ~2,000 diagnosed in US; similar in EU

Treatment:
- Ammonia scavengers: Buphenyl® (sodium phenylbutyrate), Ravicti® (glycerol phenylbuterate)
- Low protein diet with amino acid supplements

Target Profile to Address Unmet Need:
- Maintain blood ammonia in normal range, avoid crisis
- Protein liberalization: 50-100% more per day
- Oral administration

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   Arginine  Urea  SYNB1020 Mechanism of Action:  Dose-responsive ammonia lowering in multiple preclinical models   Conversion of Toxic Ammonia into Beneficial Arginine for the Treatment of UCD and HE  Ammonia/NH4Cl  UreaCycle      Converts ammonia to Arginine  Can re-enter the Urea Cycle  Ammonia metabolism blocked in disease

   SYNB1020 Clinical Data in Healthy Volunteers  Dose-dependent Exposure, Clearance on Cessation of Dosing and Strain Activity  DOSE-DEPENDENT INCREASE IN FECES  PLASMA NITRATE  URINARY NITRATE  CLEARANCE

SYNB1020 Clinical Development

Hepatic Encephalopathy Phase 1b/2a in Patients with Cirrhosis and Elevated Ammonia

	2018				2019			
PROGRAM	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Hepatic Encephalopathy		Phase 1b / 2a						

Hepatic Encephalopathy Clinical Trial

- Randomized, double-blind placebo-controlled study ongoing at multiple sites in the US
- Primary outcome: establish safety/tolerability in patients with cirrhosis and elevated ammonia
- Secondary outcome: reduction of ammonia

Part 1

Mild Cirrhosis Patients, MELD[1]<12, Open label, TID for 6 days

Sentinel cohort for safety
N = 6

→ **Safety Evaluation** →

Part 2

Cirrhosis Patients: MELD < 20 & Elevated Ammonia; RCT, TID for 6 days

Proof of Mechanism
N up to 40

Urea Cycle Disorders
(Plans to continue development in UCD dependent on data from Ph 1b/2a HE study)

[1] *MELD score: scoring system model for end-stage liver disease*

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SYNB1618 for Phenylketonuria (PKU)

Goal: Managing Plasma Phe Levels

PKU is a rare inherited amino acid metabolism disorder

- Causes build up of amino acid phenylalanine (Phe) in the body
- Today, less than half of adults are at or below target Phe levels of 120-360 µmol / L
- If left untreated, symptoms include cognitive impairment, convulsions, behavioral problems, skin rash

Patients:

- 16,500 diagnosed in US, similar in EU5

Treatment:

- Phenylalanine is found in all proteins therefore low protein diet is followed (no meat, dairy, nuts, eggs)
- KUVAN® (sapropterin dihydrochloride): PAH cofactor. 20-40% of patients are responders
- Palynziq™ (pegvaliase-pqpz): injectable, pegylated, bacterial enzyme (phenylalanine ammonia-lyase or PAL) for treatment of adult patients

Target Profile to Address Unmet Need:

- Manage Phe below target levels to prevent irreversible cognitive damage
- Increase natural protein intake: classic PKU patients' natural protein intake is typically less than 10g
- Oral dosing without systemic toxicity

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   SYNB1618 Potential to Address Unmet Need Across Patient Groups  360 mmol /L  Uncontrolled Adults  Partially Controlled Adults(Adults on Kuvanand/or low-Phe Diet)  Pediatric Patients (controlled / partially controlled) (Pediatric patients on Kuvan and / or low-Phe diet           Phe  Natural protein  Phe      Phe    Initial Focus

 SYNB1618 Mechanism of Action  Amino acids from dietary proteins (absorption and recirculation)                  Phe  PKU  Healthy  Phenylalanine Hydroxylase (PAH) converts Phe into Tyrosine          Tyrosine  Accumulation of Phe to toxic levels  Impaired PAH                    SYNB1618      Manage Phe levels      SYNB1618 provides an alternative mechanismPAL3: produces TCA which is converted to HA in the liver and is excreted in urineLAAD: produces phenylpyruvate (PP)  IN VIVO EFFICACY IN (PKU) PAHenu2/enu2 MOUSE  Nat. Biotechnol. 2018 Oct;36(9):857-864

SYNB1618 Phase 1/2a Study Design



Part 1: Healthy Volunteers
Single Ascending Dose (SAD)
6 cohorts, N = 24
MTD
Multiple Ascending Dose (MAD)-
TID x 7 days
4 cohorts, N = 32
Dose ID
Presented in September 2018
Part 2: PKU Patients
Single Dose (SD)
N = 4
Dose Confirm
Multiple Dose (MD)
TID x 7 days
N =10
New Data

PKU Clinical Trial Design

- Randomized, double-blind placebo-controlled study at multiple sites in the US
- Primary outcome: establish safety/tolerability following single and multiple doses in HV and PKU patients
- Secondary outcome: SYNB1618 kinetics in feces
- Exploratory: change from baseline in plasma and urinary biomarkers of Phe metabolism

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SYNB1618 in the Clinic: Safety

Phase 1/2a SAD/MAD Study Demonstrates Safety and Clearance in Healthy Volunteers and PKU Patients

56 healthy volunteers, 14 PKU patients	Received at least one dose of SYNB1618 or placebo	Adults Age range: 18-62 yrs old

- ✓ No treatment-related SAEs, no systemic toxicity or infections
- ✓ Mild or moderate severity treatment-related AEs. Most GI-related
- ✓ Single dose MTD in healthy volunteers $2x10^{11}$ CFU
- ✓ Evaluated dose of $7x10^{10}$ CFU TID over seven days in PKU patients. Well tolerated - no discontinuations.
- ✓ All subjects cleared SYNB1618 (one PKU patient in follow-up). No evidence of colonization

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     SYNB1618 in the Clinic: Activity  Statistically Significant and Equivalent Activity of SYNB1618 in Healthy Volunteers and Patients  SYNB1618 or placebo  Protein shake / meal   D5-Phe         Measure over 6hrs:Plasma:Phe/D5-PheTCA/D5-TCAUrine: HA/D5-HA  Key: HA: Hippurate, D5-HA: labeled HA, CFB: change from baseline, CFP: change from placebo    MD URINARY HA AND D5-HA

Modeling: Potential For Phe Reduction in PKU Patients



% Blood Phe lowering
125
100
75
50
25
TPP >30%
8-18%
11-26%
34-79%
57-131%
7x10^10
1x10^11
3x10^11
5x10^11
SYNB1618 Dose (CFU)

Ranges represent
- Low: PAL mechanism only (conservative)
- High: PAL + LAAD activity (estimates maximum with both pathways)

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Development of Lyophilized SYNB1618

- Improved fermentation process enables production of a solid formulation of SYNB1618 with:
  - Minimal impact on cell viability and activity
  - Similar activity to frozen liquid as measured by Phe consumption and biomarker production
  - Improved quality attributes
  - Patient and commercialization-friendly presentation
  - Stability profile at 2-8 °C and room temperature

- Process is robust and reproducible at 30 L production scale

- GMP cleanroom build-out has been completed, and lyophilized SYNB1618 material has been manufactured and released for clinical use synlogic

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 SYNB1618 Milestones  Established new solid formulation and manufacturing process Completed EPO1 interactions with FDA to align on program plans (clinical, manufacturing, toxicology) Completed Phase 1/2a study (healthy volunteers and PKU patients)Initiated bridging study with solid formulation Q3 2019Initiate efficacy study in PKU patients to assess Phe lowering 1H 2020

 © 2019 SYNLOGIC. ALL RIGHTS RESERVED. | 21    Immuno-Oncology Pipeline  © 2019 SYNLOGIC. ALL RIGHTS RESERVED. CONFIDENTIAL | 21

       CHECKPOINT INHIBITORS HAVE TREATMENT FAILURES  Synlogic Vision for Immuno-Oncology  Expand the Benefits of Immunotherapy Broadly Across Tumor Types  Other tumors, where CPIs are not indicated, show little-to-no response to checkpoint inhibitors  Failure Rates for Select FDA Approved CPI Monotherapy      55%  NSCL 1st line      60%  Melanoma 1st line      71%  Bladder 1st line      87%  Cervical / Gastric 2nd line    Non-responders  For indications where immune checkpoint inhibitors are indicated, 55-87% of patients fail to respond  Nature often gives us hints to her profoundest secrets, and it is possible that she has given us a hint in which, if we will but follow, may lead us on to the solution of this difficult problem.  “    ”  Bacteria Recognized as Earliest Immunotherapy  DR. WILLIAM B. COLEYIMMUNO-ONCOLOGY PIONEER  Enable broad response and remission through engagement of multiple immunomodulatory pathways to enhance tumor inflammation and promote robust T cell responses

Dual Innate Immune Activator:

Synthetic Biotic Medicine Producing STING Agonist (SYNB1891)

- Synthetic biology applied to confer activities for efficacy and control for safety
- Designed as a dual innate immune activator: combined benefit of bacterial chassis and STING agonist
- The dacA gene is integrated into genome under the control of inducible promoter (P_{fnr}) to produce c-di-AMP (CDA)
- Dual biosafety feature via auxotrophies – no proliferation in tumor, systemic circulation or environment
- Learnings inform future combinations


ANAEROBIC ENVIRONMENT
O2
dacA
Pfnr
ATP +
ATP
Cyclic-di-AMP
(STING Agonist)

Auxotrophies

- Diaminopimelic acid (DAP)
- Thymidine

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Dual Innate Immune Activator SYNB1891

Designed to Locally Inflame the TME and Systemically Drive Tumor Antigen-Specific Immunity

PROGRESS TOWARDS THE CLINIC

- Tumor Colonization without Leakage
- Enhanced Activity vs. Naked STING Agonist
- Intracellular Activation of STING and Bacterial-Induced Immune Pathways Within APCs
- Dose-dependent Anti-tumor Activity
- Immunological Memory
- Atezolizumab supply agreement in place
- IND Cleared by FDA
- Phase 1 monotherapy data expected in 2020

PROMISE OVER OTHER APPROACHES

- STING Agonism in Target Cells that Drive Efficacy
- Sparing Cells Where STING Agonism is Detrimental
- Activation of Multiple Innate Immune Pathways
- Low Systemic Risk



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     Broad Ambitions in Immuno-Oncology      SYNB1891  DISCOVERY PORTFOLIO  INTRATUMORAL  Vision: Expand and Exceed the Effect of Cancer Immunotherapies  COMBINATIONS  HARNESS THE MICROBIOME  ORAL

   Builds off validated pilot program initiated in 2017  Provides access to Ginkgo’s industrial scale, high-throughput strain optimization and screeningEnables screening and identification of higher quality optimized candidates, increasing potential for success Delivers novel tools for increased candidate potencyIncluded equity investment at a premium, extending runway through multiple milestones   Platform Collaboration to Accelerate Development of Synlogic’s Synthetic Biotic Medicines

2019 Progress and Milestones



SYNB1618 in PKU

- ✓ Completed Phase 1/2a study in healthy volunteers and patients, top-line data presented
  - ➢ Full data presentation Sept. 2019 (SSIEM)
  - ✓ Bridging study initiated

SYNB1020 in Hyperammonemia

- ✓ Preclin. and HV clin. data published in *Sci. Transl. Med.*
  - ➢ Complete ongoing study in patients with cirrhosis
  - ➢ Data expected 3Q2019 (safety, tolerability and ammonia-lowering)
  - ➢ With ammonia-lowering data define development plan

SYNB1891 in Immuno-Oncology

- ✓ IND Cleared by FDA
- ✓ Clinical trial material manufactured and CPI agreement in place

- ✓ Advance **AbbVie collaboration** establish **Ginkgo collaboration**
  - ➢ Advance **preclinical pipeline**

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Harnessing nature and technology to create LIVING medicines designed to significantly improve patients’ LIVES   Synthetic BioticTM Medicines Designed For Life

     301 BINNEY ST., #402, CAMBRIDGE, MA 02142TEL: 617-401-9975WEB: WWW.SYNLOGICTX.COM | EMAIL: INFO@SYNLOGICTX.COM© SYNLOGIC. CONFIDENTIAL. ALL RIGHTS RESERVED.